COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Legal Proceedings — From time to time the Company is subject to legal proceedings and claims in the ordinary course of business. The results of such matters often cannot be predicted with certainty. In accordance with applicable accounting guidance, the Company establishes an accrued liability for legal proceeding and claims when those matters present loss contingencies which are both probable and reasonably estimable. All such liabilities arising from current legal and regulatory matters, to the extent such matters existed, have been recorded in accrued expenses and other liabilities on the consolidated balance sheets and these matters are immaterial.

Contractual Obligations and Commitments — During 2023 the Company entered into a purchase commitment with our third-party cloud computing web services provider, which included an annual purchase commitment of $8.5 million for the period from October 2023 through September 2025. As of December 31, 2024, the total remaining contractual obligations are approximately $3.6 million, all of which is for the next 12 months. We may pay more than the minimum purchase commitment based on usage.

In October 2024, the Company completed the acquisition of Theorem. See Note 3 for additional information regarding the transaction, including establishment of $6.1 million of contingent consideration. The contingent consideration liability is reported at fair value, which is determined based on the present value of an expected payment under the arrangement, using an option pricing model based on a number of assumptions, including certain unobservable assumptions discounted at an estimated market interest rate. The fair value of the liability is updated each reporting period, with changes in fair value reported within “Other expenses, net.” The fair value of the contingent consideration liability was $6.1 million as of December 31, 2024.
Guarantees and Indemnifications — In the ordinary course of business, the Company may provide indemnifications or loss guarantees of varying scope and terms to customers and other third parties with respect to certain matters, including, but not limited to, losses arising out of breach of such agreements, services to be provided by the Company or from intellectual property infringement claims made by third parties. These indemnifications may survive termination of the underlying agreement and the maximum potential amount of future indemnification payments may not be subject to a cap. As of December 31, 2024, there have been no known events or circumstances that have resulted in a material indemnification liability and the Company did not incur material costs to defend lawsuits or settle claims related to these indemnifications. For certain contracts meeting the definition of a guarantee or a derivative, the guarantor must recognize, at inception, a liability for the fair value of the obligation undertaken in issuing the guarantee. In addition, the guarantor must disclose the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, if there were a default by the guaranteed parties. The determination of the maximum potential future payments is based on the notional amount of the guarantees without consideration of possible recoveries under recourse provisions or from collateral held or pledged. As of December 31, 2024, the maximum potential amount of undiscounted future payments the Company could be required to make under these guarantees totaled $35.0 million. In accordance with the guarantee contracts, the maximum potential payment amount has been segregated and recognized within restricted cash in the consolidated balance sheet.